Natus Medical Announces First Quarter Financial Results

•	Reports record first quarter revenue of $128.6 million

•	Reports first quarter GAAP loss per share of $0.10 and non-GAAP earnings per share of $0.24

PLEASANTON, Calif. (April 25, 2018) - Natus Medical Incorporated (NASDAQ: BABY) today announced financial results for the three months and full year ended March 31, 2018.

For the first quarter ended March 31, 2018, the Company reported revenue of $128.6 million, an increase of 3.1% compared to $124.7 million reported for the first quarter 2017. Revenue for the first quarter of 2017 included $9.0 million from our contract with the government of Venezuela which did not reoccur in 2018. GAAP gross profit margin was 55.7% vs. 53.5% in the first quarter 2017. GAAP net loss was $3.1 million, or $0.10 per share, compared with GAAP net income of $0.3 million, or $0.01 per diluted share in the first quarter 2017.

Non-GAAP earnings per diluted share was $0.24 for the first quarter 2018, compared to $0.30 in the first quarter 2017. Non-GAAP net income was $8.0 million for the first quarter 2018 compared to the prior year's first quarter non-GAAP net income of $9.8 million. Non-GAAP gross profit margin was 59.0% vs. 57.8% reported for the first quarter of 2017.

The Company repurchased $4.7 million of its stock and repaid $25.0 million of outstanding debt during the first quarter of 2018.

“I am very pleased with our first quarter revenue and non-GAAP earnings per share that came in at the high end of our guidance. We achieved organic revenue growth of 3% during the quarter, driven by revenue strength in our Otometrics business. Our Neuro and Newborn Care business units reported solid revenue and profitability during the quarter as well,” said Jim Hawkins, President and Chief Executive Officer of Natus.

“As planned, we invested during the first quarter in Otoscan®, our breakthrough 3D digital ear scanning solution. Otoscan® was introduced last week at the American Academy of Audiology, the world's largest gathering of audiologists. We will continue this investment throughout 2018 and anticipate Otoscan® revenues in the second half of the year,” Hawkins continued.

Financial Guidance

For the second quarter of 2018, the Company provided revenue guidance of $129.0 million to $131.0 million and non-GAAP earnings per share guidance of $0.25 to $0.27.

For the full year 2018, the Company retained revenue guidance of $535.0 million to $540.0 million and non-GAAP earnings per share to $1.60 to $1.65.

The Company's non-GAAP earnings per share guidance excludes charges for amortization expense associated with intangible assets from prior acquisitions, certain other expenses, and related tax effects, which the

Company expects to be approximately $8.4 million and $38.1 million for the second quarter 2018 and full year, respectively, and which the Company expects will reduce GAAP earnings per share by approximately $0.21 and $0.92 for the respective periods.

Use of Non-GAAP Financial Measures

The Company presents in this release its non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin results which exclude amortization expense associated with certain acquisition-related intangibles, restructuring charges, certain discrete items, direct costs of acquisitions, and the related tax effects. A reconciliation between non-GAAP and GAAP financial measures is included in this press release.

The Company believes that the presentation of results excluding these charges or gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and better reflects the ongoing economics of the Company's operations. The Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.

Specifically, the Company excludes the following charges, gains, and their related tax effects in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP operating expense and excludes all but restructuring charges from the calculation of non-GAAP gross margin: 1) Non-cash amortization expense associated with certain acquisition-related intangibles. The charges reflect an estimate of the cost of acquired intangible assets over their estimated useful lives. 2) Restructuring charges. The Company has over time completed multiple acquisitions of other companies and businesses. Following an acquisition the Company will, as it determines appropriate, initiate restructuring events to eliminate redundant costs. Restructuring expenses, which are excluded in the non-GAAP items, are exclusively related to permanent reductions in our workforce and redundant facility closures. 3) Certain discrete items. These items represent significant infrequent charges or gains that management believes should be viewed outside of normal operating results, and each significant discrete transaction is evaluated to determine whether it should be excluded from non-GAAP reporting. These items are specifically identified when they occur. 4) Direct costs of acquisitions. These are direct acquisition-related costs that occur when the Company makes an acquisition, such as professional fees, due diligence costs, and earn-out adjustments.

The Company applies GAAP methodologies in computing its non-GAAP tax provision by determining the annual expected effective tax rate after taking into account items excluded for non-GAAP financial reporting purposes.  The Company’s non-GAAP tax expense and its non-GAAP effective tax rate are generally higher than its GAAP tax expense and GAAP effective tax rate because the income subject to taxes would be higher due to the effect of the expenses excluded from non-GAAP financial reporting. The nature of each quarterly discrete transaction will be evaluated to determine whether it should be excluded from non-GAAP reporting.

The Company's management uses these non-GAAP financial measures in assessing the Company's performance and when planning, forecasting, and analyzing future periods and the Company believes that investors also benefit from being able to refer to these non-GAAP financial measures along with the GAAP operating results. These non-GAAP financial measures also facilitate management's internal comparisons to the Company's historical performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Conference Call

Natus has scheduled an investment-community conference call to discuss this announcement beginning at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time) today, April 25, 2018. Individuals interested in listening to the conference call may do so by dialing 1-844-634-1441 for domestic callers, or 1-508-637-5658 for international callers, and entering reservation code 3261649. A telephone replay will be available for 48 hours following the conclusion of the call by dialing 1-855-859-2056 for domestic callers, or 1-404-537-3406 for international callers, and entering reservation code 3261649. The conference call also will be available real-time via the Internet at http://investor.natus.com, and a recording of the call will be available on the Company’s Web site for 90 days following the completion of the call.

About Natus Medical Incorporated

Natus is a leading provider of healthcare products and services used for the screening, detection, treatment, monitoring and tracking of common medical ailments in newborn care, hearing impairment, neurological dysfunction, neurosurgery, epilepsy, sleep disorders, and balance and mobility disorders.

Additional information about Natus Medical can be found at www.natus.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans, intentions and strategies of Natus. These forward-looking statements include statements regarding Otoscan® revenues in the second half of 2018 and our investment in the Otoscan® product, the anticipated revenue and GAAP and non-GAAP earnings per share for the second quarter and full year 2018 and the impact of amortization expense associated with acquisition-related intangible assets. These statements relate to current estimates and assumptions of our management as of the date of this press release and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. Our future results could differ materially due to a number of factors, including the effects of competition, our ability to successfully integrate and achieve our profitability goals from recent acquisitions, the demand for our products and services, the impact of adverse global economic conditions and changing governmental regulations, including foreign exchange rate changes, on our target markets, our ability to expand our sales in international markets, our ability to maintain current sales levels in a mature domestic market, our ability to control costs, risks associated with bringing new products to market, and our ability to fulfill product orders on a timely basis. Natus disclaims any obligation to update information contained in any forward looking statement.

More information about potential risk factors that could affect the business and financial results of Natus is included in Natus' annual report on Form 10-K for the year ended December 31, 2017, and its subsequent quarterly reports on Form 10-Q and in other reports filed from time to time by Natus with the U.S. Securities and Exchange Commission.

Natus Medical Incorporated
Jonathan A. Kennedy
Executive Vice President and Chief Financial Officer

(925) 223-6700
InvestorRelations@Natus.com

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended
	March 31, 2018	March 31, 2017
Revenue	$128,609	$124,660
Cost of revenue	55,369	56,913
Intangibles amortization	1,587	1,000
Gross profit	71,653	66,747
Gross profit margin	55.7%	53.5%
Operating expenses:
Marketing and selling	35,872	32,215
Research and development	15,443	12,753
General and administrative	17,448	16,016
Intangibles amortization	4,806	4,074
Restructuring	812	286
Total operating expenses	74,381	65,344
Income from operations	(2,728)	1,403
Interest expense	(1,949)	(980)
Other income/(expense), net	128	(59)
Income before tax	(4,549)	364
Provision for income tax expense	(1,401)	16
Net (loss) income	$(3,148)	$348
Earnings (loss) per share:
Basic	$(0.10)	$0.01
Diluted	$(0.10)	$0.01
Weighted-average shares:
Basic	32,760	32,485
Diluted	32,760	33,040

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	March 31,	December 31,
	2018	2017
ASSETS

Current assets:
Cash and investments	$64,471	$88,950
Accounts receivable, net	128,056	126,809
Inventories	74,543	71,529
Other current assets	23,863	18,340
Total current assets	290,933	305,628

Property and equipment, net	22,618	22,071
Goodwill and intangible assets	340,786	345,580
Deferred income tax	10,632	10,709
Other assets	17,949	25,931
Total assets	$682,918	$709,919

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$24,388	$25,242
Accrued liabilities	54,066	51,738
Deferred revenue	16,615	15,157
Total current liabilities	95,069	92,137

Long-term liabilities:
Long-term debt, net	129,331	154,283
Deferred income tax	19,763	19,407
Other long-term liabilities	21,925	21,995
Total liabilities	266,088	287,822
Total stockholders’ equity	416,830	422,097
Total liabilities and stockholders’ equity	$682,918	$709,919

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Quarter Ended
	March 31, 2018	March 31, 2017
Operating activities:
Net income (loss)	$(3,148)	$348
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Provision for losses on accounts receivable	918	1,719
Depreciation and amortization	7,915	6,744
Loss on disposal of property and equipment	52	5
Warranty reserve	(1,125)	2,806
Share-based compensation	2,362	2,756
Changes in operating assets and liabilities:
Accounts receivable	(2,242)	(2,366)
Inventories	2,885	4,622
Prepaid expenses and other assets	(5,390)	2,386
Accounts payable	(622)	(1,148)
Accrued liabilities	3,319	(8,259)
Deferred revenue	1,314	(9,329)
Deferred income tax	87	992
Net cash provided by operating activities	6,325	1,276
Investing activities:
Acquisition of businesses, net of cash acquired	—	(141,705)
Purchases of property and equipment	(2,473)	(971)
Sale of short-term investments	—	24,935
Net cash used in investing activities	(2,473)	(117,741)
Financing activities:
Proceeds from stock option exercises and Employee Stock Purchase Program purchases	577	248
Repurchase of common stock	(4,736)	(1,308)
Taxes paid related to net share settlement of equity awards	(19)	(2,597)
Deferred debt issuance costs	—	(38)
Contingent consideration earn-out	(147)	(2,000)
Proceeds from borrowings	—	10,000
Payments on borrowings	(25,000)	—
Net cash provided by (used in) financing activities	(29,325)	4,305
Exchange rate changes effect on cash and cash equivalents	994	2,387
Net increase (decrease) in cash and cash equivalents	(24,479)	(109,773)
Cash and cash equivalents, beginning of period	88,950	213,551
Cash and cash equivalents, end of period	$64,471	$103,778

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended
	March 31, 2018	March 31, 2017
GAAP based results:
Income before provision for income tax	$(4,549)	$364

Non-GAAP adjustments:
Intangibles Amortization - Cost of revenue	1,587	1,000
Intangibles Amortization - Operating expense	4,806	4,074
Recall Accrual and Remediation Efforts (COGS)	268	2,277
Recall Accrual and Remediation Efforts (R&D)	1,846	2,697
Restructuring and other non-recurring costs (G&A)	967	286
Restructuring and other non-recurring costs (OI&E)	368	—
Litigation	242	586
Direct costs of acquisitions (COGS)	2,408	1,969
Direct costs of acquisitions (M&S)	22	(5)
Direct costs of acquisitions (G&A)	2,391	6
Direct costs of acquisitions (R&D)	46	—
Direct costs of acquisitions (OI&E)	—	24
Non-GAAP income before provision for income tax	10,402	13,278

Income tax expense, as adjusted	$2,375	$3,450

Non-GAAP net income	$8,027	$9,828
Non-GAAP earnings per share:
Basic	$0.25	$0.30
Diluted	$0.24	$0.30

Weighted-average shares used to compute
Basic non-GAAP earnings per share	32,760	32,485
Diluted non-GAAP earnings per share	33,149	33,040

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended
	March 31, 2018	March 31, 2017
GAAP Gross Profit	71,653	66,747
Amortization of intangibles	1,587	1,000
Acquisition charges	2,408	1,969
Recall accrual and remediation efforts	268	2,277
Non-GAAP Gross Profit	75,916	71,993
Non-GAAP Gross Margin	59.0%	57.8%

GAAP Operating Profit	(2,728)	1,403
Amortization of intangibles	6,393	5,074
Recall accrual and remediation efforts	2,114	4,974
Litigation	242	586
Restructuring and other non-recurring costs	967	2,256
Acquisition charges	4,867	—
Non-GAAP Operating Profit	11,855	14,293
Non-GAAP Operating Margin	9.2%	11.5%

GAAP Provision for income tax expense (benefit)	(1,401)	16
Effect of accumulated change of pretax income	3,721	3,249
Effect of change in annual expected tax rate	(53)	185
Repatriation tax adjustment	188	—
Stock-based compensation adjustment	(80)	—
Non-GAAP Income tax expense, as adjusted	2,375	3,450

	Quarter Ended	Year Ended
	June 30, 2018	December 31, 2018
GAAP EPS Guidance	$0.04 - $0.06	$0.68 - $0.73
Amortization of Intangibles	0.21	0.82
Restructuring and other non-recurring costs	—	0.04
Litigation	0.01	0.01
Recall Accrual and Remediation Efforts	0.04	0.14
Direct cost of acquisitions	—	0.15
Tax effect	(0.05)	(0.24)
Non-GAAP EPS Guidance	$0.25 - $0.27	$1.60 - $1.65